                                 Proxy Statement
                   Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. |_|)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                             Integrated Brands Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  Board of Directors of Integrated Brands Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
    [X]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
             14a-6(j)(2).
    [ ]      $500 per each party to the controversy pursuant to Exchange Act
             Rule 14a-6(i)(3).
    [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
             and 0-11.
             (1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
             (2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
- --------------------------------------------------------------------------------
             (4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)      Amount previously paid:
- --------------------------------------------------------------------------------
         (2)      Form, schedule or registration statement no.:
- --------------------------------------------------------------------------------
         (3)      Filing party:           Integrated Brands Inc.
- --------------------------------------------------------------------------------
         (4)      Date filed:  August 14, 1996
- --------------------------------------------------------------------------------

- --------
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                             INTEGRATED BRANDS INC.
                              4175 Veterans Highway
                           Ronkonkoma, New York 11779

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 12, 1996



To The Stockholders of INTEGRATED BRANDS INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of INTEGRATED BRANDS INC. (the "Company") will be held on September 12, 1996 at 10:00 A.M. at the offices of Tenzer Greenblatt LLP, 405 Lexington Avenue, New York, New York 10174, 14th floor, for the following purposes:

                  1. To elect five (5) directors to hold office until the 1997 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; and

                  2. To adopt the Company's 1996 Stock Option Plan.

                  3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only stockholders of record at the close of business on August 12, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                            By Order of the Board of Directors,
                                            Richard E. Smith
                                            Chairman of the Board

August 13, 1996

         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                             INTEGRATED BRANDS INC.

                            -------------------------
                                 PROXY STATEMENT
                            -------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 12, 1996

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of INTEGRATED BRANDS INC. (the "Company") for use at the Annual Meeting of Stockholders to be held on September 12, 1996, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

         Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about August 13, 1996.

         The costs of soliciting proxies will be borne by the Company. It is estimated that said costs will be nominal.

         Proxies in the accompanying form, duly executed and returned to the Company and not revoked, will be voted at the meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the meeting and voting in person.

         The address of the principal executive offices of the Company is:

                                    4175 Veterans Highway
                                    3rd Floor
                                    Ronkonkoma, New York  11779
                                    Telephone No.:  (516) 737-9700

         Proxies which are executed but which do not contain any specific instructions will be voted in favor of all of the directors named herein.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

         Only stockholders of record at the close of business on August 12, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 10,103,288 shares of Class A Common Stock, par value $.01 per share (the "Common Stock"), outstanding. Each share is entitled to one vote.

         The following table sets forth certain information regarding the Common Stock owned on August 1, 1996 (1) by each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) by each of the Company's directors and (iii) by all directors and officers as a group:


                                               Amount and
                                                Nature of
                      Name and Address         Beneficial              Percent
                     of Beneficial Owner      Ownership(1)             of Class
                     -------------------      ------------             --------
Richard E. Smith
4175 Veterans Highway
Ronkonkoma, New York  11779.................    2,547,200               25.2%

Gerard M. Tucci
4175 Veterans Highway
Ronkonkoma, New York  11779.................       79,568                 .7%



Karl Eller (2)
Red River Resources, Inc.
2122 East Highland Avenue
Suite 425
Phoenix, Arizona 85016......................      100,000                1.0%

Benjamin Raphan
c/o Tenzer Greenblatt LLP
405 Lexington Avenue
New York, New York  10174...................      164,100                1.6%

David M. Smith (3)
4175 Veterans Highway
Ronkonkoma, New York  11779.................      542,000                5.4%

Directors and officers as a
group (8 persons) (4) ......................    3,920,686               37.8%
                                                ---------               ----
- ----------
(1) A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. The named individuals have sole voting and investment power with respect to the shares held by them.

(2) Includes 100,000 shares of stock issuable upon the exercise of stock options.

(3) Includes 25,000 shares of Stock issuable upon the exercise of stock options exercisable as of August 1, 1996 issued under the Company's stock option plan.

(4) Includes 256,250 shares of stock issuable upon the exercise of stock options held by certain of the Company's executive officers exercisable as of August 1, 1996 issued under the Company's stock option plan. Also includes 1,535 shares of Common Stock as to which one of the executive officers disclaims beneficial ownership.

                              ELECTION OF DIRECTORS

         The proxies granted by stockholders will be voted at the Annual Meeting for the election of the persons listed below as directors of the Company, to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Each of the persons named has indicated to the Board of Directors of the Company that he will be available as a candidate.


                                  Year of
     Name             Age      First Election            Position
     ----             ---      --------------            --------

Richard E. Smith      54            1985          Chairman of the Board, Chief
                                                  Executive Officer and
                                                  Director

Gerard M. Tucci       46            1989          Vice President
                                                  Secretary and Director

David M. Smith        29            1993          Vice President and Director

Karl Eller            67            1993          Director


Benjamin Raphan       58            1993          Director


         All directors are serving a current term of office which continues until the next annual meeting of stockholders.

         Richard E. Smith has been Chairman of the Board, Chief Executive Officer and a Director of the Company since October 1985. Mr. Smith has also been the Chairman of the Board, Secretary and a Director of Calip Dairies, Inc. for more than the past five years. Calip Dairies, Inc. is a major distributor of ice cream products in the New York metropolitan area. Calip Dairies, Inc. also owns the trademarks and tradenames of Dolly Madison Ice Cream.

         Gerard M. Tucci has been the Vice President -- Operations and Secretary of the Company since October 1985 and Director of the Company since December 1989. Mr. Tucci has also been the Vice President -- Operations of Calip Dairies, Inc. since 1981.

         David M. Smith has been a Vice President of the Company since December 1989. David M. Smith is the son of Richard E. Smith.

         Karl Eller has been a Director of the Company since September 1993. Since 1992 Mr. Eller has been the President of Eller Outdoor Advertising Co., Inc., an advertising company, and since 1980 the Chairman of the Board of Red River Resources, Inc., a holding company. From 1983 through 1990 Mr. Eller was the Chairman and Chief Executive Officer of The Circle K Corporation, an owner and operator of convenience stores. The Circle K Corporation filed a petition under Chapter 11 of the

United States Bankruptcy Code in May 1990. From 1980 to 1987 he was the Chairman of the Board of Swensen's, Inc. Mr. Eller currently serves on the Board of Directors of Inter-Tel, Inc., a telephone communications company, El Dorado Company, an investment company, and the Phoenix Suns of the National Basketball Association.

         Benjamin Raphan has been a Director of the Company since September 1993. Mr. Raphan has been a partner at Tenzer Greenblatt LLP, the Company's general counsel, since 1970.

         During the fiscal year ended December 30, 1995, the Board of Directors held one meeting. The Company does not have standing audit, nominating or compensation committees of the Board of Directors, or committees performing similar functions.

Executive Officers

Name                            Age                      Position
- ----                            ---                      --------

Gary P. Stevens                  51              President, Chief Financial
                                                 Officer and Treasurer

John R. Welty, Jr.               46              Vice President

David J. Stein                   35              Vice President


         Gary P. Stevens, has been President of the Company since June 1990 and Treasurer and Chief Financial Officer since April 1989. He was Vice Chairman of the Board of the Company from August 1988 until June 1990. Mr. Stevens became a Director of Swensen's, Inc. in October 1987 and served as President of Swensen's, Inc. from October 1987 until June 1990.

         John R. Welty, Jr., has been the President of Swensen's, Inc. and a Vice President of the Company since June 1990. From November 1986 through October 1987, he was Group Vice President -- Corporate Operations and from October 1987 through May 1990, he served as Executive Vice President of Swensen's, Inc.

         David J. Stein has been a Vice President of the Company since December 1989.


                                   PROPOSAL I

                       ADOPTION OF 1996 STOCK OPTION PLAN

                  The Board of Directors has adopted the Company's 1996 Stock Option Plan (the "Plan"), subject to approval by the stockholders at the Annual Meeting.

                  The Board believes that it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock through the granting of stock options. The Board has found that the prior grant of options under the Company's 1986 Stock Option Plan, which plan has expired, has proven to be a valuable tool in attracting and retaining key employees and other key persons. The Board believes that the Plan (i) will provide the Company with significant means to attract and retain talented personnel, (ii) will result in saving cash, which otherwise would be required to retain current key employees, and adequately attract and reward key personnel, and (iii) consequently will prove beneficial to the Company's ability to be competitive. In view of the growth of the Company and the need to continue to expand, the Board recommends that the Plan should be approved.

                  To date options to purchase 480,750 shares of Common Stock have been granted under the Plan, subject to stockholder approval of the Plan, including five-year options to purchase 106,250, 62,500, 62,500 and 25,000 shares of Common Stock at an exercise price of $.9375 per share which were granted in July 1996 to Messrs. Stevens, Welty, Stein and David Smith, respectively. All unexercised options under the 1986 Plan expired. If the Plan is approved by the stockholders, additional options may be granted under the Plan, the timing, amounts and specific terms of which cannot be determined at this time.

                  The following summary of the Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the Plan, set forth as Exhibit "A" attached hereto and made a part hereof.

Summary of the 1996 Stock Option Plan

                  The Plan currently authorizes the granting of options to purchase up to 1,070,000 shares of Common Stock subject to adjustment as described below (the same number of shares which were available for grant under the 1986 Plan). Any person, including, but not limited to, employees, directors, consultants, attorneys and other independent contractors of the Company, including those of the Company's subsidiaries, believed by the Plan's Stock Option Committee to have contributed to the success of the Company, are eligible to be granted Non-Qualified Stock Options (as defined below) under the Plan. Incentive Stock Options (as defined below) may be granted only to employees of the Company or any subsidiary of the Company.

                  The Plan will be administered by the Board of Directors or at the Board's discretion, a Committee appointed by the Board (the "Committee"). The Board or the Committee will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the share price. The Board or the Committee will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Unless sooner terminated, the Plan will expire at the close of business on July 17, 2006.

Stock Options

                  The Plan provides for the grant of "incentive stock options" as defined in Section 422 of the Code ("Incentive Stock Options"), and for options not qualifying as Incentive Stock Options ("Non-Qualified Stock Options"). The Committee shall determine those persons to whom stock options may be granted.

                  Under the Plan the maximum number of shares that may be covered by stock options granted to any employee during any taxable year is 500,000 shares and for the duration of the Plan is 900,000 shares.

                  Incentive Stock Options granted pursuant to the Plan are nontransferable by the optionee during his lifetime. All options granted under the Plan, will, unless a shorter term is established by the Board or the Committee, expire if not exercised within ten years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder")), and under certain circumstances set forth in the Plan, may be exercised within 30 days following termination of employment (one year in the event of death of the optionee). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the Incentive Stock Option on the date the Incentive Stock Option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of Non-Qualified Stock Options is within the discretion of the Board or the Committee and may be any price not less than the par value of the shares underlying the Non-Qualified Stock Option. The Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

                  The Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common

Stock of the Company may be issued to any optionee until the full option price has been paid. The Board or the Committee may grant individual options under the Plan with more stringent provisions than those specified in the Plan.

                  Any stock options granted shall become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board or the Committee shall provide. Stock options granted under the Plan are exercisable until the earlier of (i) a date set by the Board or the Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option's date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The Plan shall remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted after July 17, 2006.

Certain Federal Income Tax Consequences of the Plan

                  The following is a brief summary of the Federal income tax aspects of grants made under the Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

                  1. Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

                  If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

                  Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

                  2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable and any limitations that may be imposed pursuant to Section 162(m) of the Code; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

Recommendation

                  THE BOARD OF DIRECTORS BELIEVES THAT THE 1996 STOCK OPTION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR ITS APPROVAL.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has entered into an agreement with Calip Dairies, Inc. (the "Distributor") terminable on 30 days' notice, to sell to the Distributor at an agreed upon price, the Company's products for distribution to certain retail outlets in New York, New Jersey, southern Connecticut and the Philadelphia-Delaware areas. The Company believes that the price at which the Company's products are sold to the Distributor is competitive with the prices generally paid by distributors for similar products in the New York metropolitan area. Sales of ice cream to the Distributor for the year ended December 30, 1995 were approximately $2,751,000.

         Certain officers of the Company are also officers of the Distributor and will be obtaining customers and site locations for T & W dip shops as well as for Steve's Ice Cream Stores and Swensen's Ice Cream Shoppes. While the Company believes that desirable locations for T & W dip shops, Steve's Ice Cream Stores and Swensen's Ice Cream Shoppes are different for the most part, there will be some overlap, and there can be no assurance that such decisions will not adversely affect the Company.

         On April 15, 1986, the Company entered into a Management Agreement with the Distributor which, as extended in April 1992, expires April 15, 1998. Pursuant to the terms of the Management Agreement, the Distributor will provide a portion of the management, administrative and other personnel required for the operation of the Company's business until April 15, 1998. For the services provided by the Distributor, the Distributor will receive an annual management fee equal to 10% of the gross revenues of the Company, up to $5,000,000 in gross revenues, and 2% of gross revenues thereafter up to a maximum annual fee of $1,000,000. In addition, the Distributor is entitled to receive an additional incentive management fee equal to 5% of the Company's annual net after tax income in excess of $3,000,000. While the Management Agreement was not negotiated at arms' length, the Company believes that the terms of the Management Agreement are fair. The management fee for the year ended December 30, 1995 was approximately $891,000.

         During the year ended December 30, 1995, the Company paid Tenzer Greenblatt LLP, general counsel to the Company, approximately $141,654 for legal fees. Mr. Benjamin Raphan, a director of the Company, is a partner in Tenzer Greenblatt LLP.


         COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% Holders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission

("SEC"). Officers, directors, and 10% Holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

                  To the Company's knowledge, based solely on the Company's review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the year ended December 30, 1995, all Section 16(a) filing requirements applicable to its officers, directors, and 10% Holders were met.


                             EXECUTIVE COMPENSATION

                  The following table discloses the compensation awarded by the Company, for the three fiscal years ended December 30, 1995, January 1, 1994 and January 2, 1993 to Mr. Gary P. Stevens, its President and Chief Financial Officer during such fiscal years, Mr. John R. Welty, Jr., the President of Swensen's and a Vice President of the Company and David J. Stein, Vice President who were the only executive officers of the Company whose salaries equaled or exceeded $100,000 during the 1995 fiscal year.


                           Summary Compensation Table


                                                         Annual                          Long Term
                                                      Compensation                      Compensation
Name and Principal                                    ------------                      ------------
Position(1)                         Year       Salary($)               Bonus($)         Options
- ------------------                  ----       ---------               --------         -------

Gary P. Stevens                     1995       130,776                                     -
President, Chief                    1994       130,548
Financial Officer and               1993       130,548                 20,000            85,000(2)
Treasurer

John R. Welty, Jr.                  1995       119,548                                     -
Vice President,                     1994       119,548                                     -
President of                        1993       112,184                                   50,000(3)
Swensen's Inc.

David J. Stein                      1995       102,231
Vice President                      1994        57,840
                                    1993        53,350                                   50,000(4)


- ----------------

(1) Richard E. Smith, the Chairman of the Board and Chief Executive Officer of the Company, Gerard M. Tucci, a Vice President and Secretary of the Company and David M. Smith a Vice President of the Company are paid by other companies affiliated with Mr. Richard Smith. Pursuant to the terms of the Management Agreement with the Company, Calip Dairies, Inc., receives a management fee for providing a portion of the management, administrative and other personnel as required by the Company. The management fee for the year ended December 30, 1995 was $891,000. See Certain Relationships and Related Transactions.

(2) The options to Mr. Stevens were granted on July 18, 1991 with an exercise price of $.6875 per share. On July 18, 1996 these options expired and the Company issued to Mr. Stevens under the 1996 Plan options to purchase 106,250 shares at an exercise price of $.9375 per share.

(3) The options to Mr. Welty were granted on July 18, 1991 with an exercise price of $.6875 per share. On July 18, 1996 these options expired and the Company issued to Mr. Welty under the 1996 Plan options to purchase 62,500 shares at an exercise price of $.9375 per share.

(4) The options to Mr. Stein were granted on July 18, 1991 with an exercise price of $.6875 per share. On July 18, 1996 these options expired and the Company issued to Mr. Stein under the 1996 Plan options to purchase 62,500 shares at an exercise price of $.9375 per share.

                  The following table sets forth information concerning the value of unexercised stock options held by the named executive officers as of December 30, 1995. During such fiscal year no stock options were exercised.


                        Aggregate Year-End Option Values

                                                                                            Value of
                                                              Number of                     Unexercised
                                                              Unexercised                   In-the-Money
                                                              Options at                    Options at
                                                          December 30,1995               December 30,1995
                  Shares                                  ----------------               ----------------
                  Acquired on          Value Rea-         Exercis-        Unexer-        Exercis-      Unexer-
Name              Exercise (#)         lized ($)          able(1)         cisable        able          cisable
- ----              ------------         ----------         --------        -------        -------       -------
Gary P.                   -                 -             85,000                         $ 90,312
  Stevens

John R.                   -                 -             50,000                         $ 53,125
  Welty, Jr.

David J.                  -                 -             50,000                         $ 53,125
  Stein

- ----------
(1) All listed options expired in July 1996 without being exercised. Messrs. Stevens, Welty and Stein have been granted five-year options to purchase 106,250, 62,500 and 62,500 shares of Common Stock, at an exercise price of $.9375 per share under the 1996 Plan, subject to approval of the 1996 Plan by the Company's stockholders.

Stock Option Plan

                  The Company has adopted a Stock Option Plan (the "1986 Plan") pursuant to which 1,070,000 shares of the Company's Common

Stock have been reserved for issuance to key employees, officers, agents, consultants and others upon exercise of options designated as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options." The 1986 Plan expired in February 1996, and unexercised options issued under the 1986 Plan expired in July 1996.

Compensation Committee Interlocks and
  Insider Participation In Compensation Decisions

          The Company does not have a Compensation Committee of its Board of Directors or other committee performing similar functions. Decisions as to compensation are made by the Company's Board of Directors based primarily upon recommendations made by Mr. Richard E. Smith, the Company's Chairman of the Board.

Stock Performance Graph

                  The following line graph compares, from January 1, 1991 through December 30, 1995, the cumulative total return among the Company, companies comprising the NASDAQ Market Index and a Peer Group Index, based on an investment of $100 on January 1, 1991 in the Company's Common Stock and each index, and assuming reinvestment of all dividends, if any, paid on such securities. The Company has not paid any dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation. The Peer Group Index consists of The Value Line Food
Processors: Small Capitalization Index comprised of 22 publicly traded companies in the food business. Historic stock price is not necessarily indicative of future stock price performance.


Summary Data

Name                              1991      1992      1993      1994      1995
- ----                              ----      ----      ----      ----      ----
INTEGRATED BRANDS INC.           354.55    -30.00    -42.86      0.00     -14.97
Russell 2000 Index                46.05     18.41     18.91     -1.98      28.44
Food Proc's:Sm.Cap                17.08      0.58     -1.12      4.25      22.62


Name                    1990      1991      1992      1993      1994      1995
- ----                    ----      ----      ----      ----      ----      ----
INTEGRATED BRANDS INC.  100.00   454.55    318.18    181.82    181.82    154.60
Russell 2000 Index      100.00   146.05    172.94    205.64    201.56    258.89
Food Proc's:Sm.Cap      100.00   117.08    117.77    116.44    121.39    148.85

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

          BDO Seidman has examined and reported upon the financial statements of the Company for the fiscal year ended December 30, 1995 and has been selected by the Board of Directors to examine and report upon the financial statements of the Company for the fiscal year ending December 28, 1996. BDO Seidman has no direct or indirect interest in the Company or any affiliate of the Company. A representative of BDO Seidman is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and is expected to be available to respond to appropriate questions.


                  STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

          Stockholders who wish to present proposals appropriate for consideration at the Company's 1997 Annual Meeting of Stockholders must submit the proposals in proper form to the Company at its address set forth on the first page of this proxy statement not later than November 1, 1996 in order for the proposals to be considered for inclusion in the Company's proxy statement and form of proxy relating to such Annual Meeting.


                                OTHER INFORMATION

          Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

          A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 30, 1995 HAS BEEN FURNISHED TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 12, 1996. ADDITIONAL COPIES OF THE ANNUAL REPORT WILL BE PROVIDED FREE OF CHARGE UPON WRITTEN REQUEST TO:

                           INTEGRATED BRANDS INC.
                           4175 Veterans Highway
                           Ronkonkoma, New York  11779
                           Attention:  Gerard M. Tucci, Secretary

          The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                          By Order of the Board of Directors,
                                          Richard E. Smith
                                          Chairman of the Board

August 13, 1996

                                                                       EXHIBIT A

                             1996 STOCK OPTION PLAN
                            OF INTEGRATED BRANDS INC.


         1. Purpose

                  INTEGRATED BRANDS INC. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company and its stockholders. By affording key personnel the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the 1996 Stock Option Plan of INTEGRATED BRANDS INC. (the "1996 Plan") is expected to contribute to the attainment of those objectives.

                  The word "Subsidiary" or "Subsidiaries" as used herein, shall mean any corporation, fifty percent or more of the voting stock of which is owned by the Company.

         2. Scope and Duration

                  Options under the 1996 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Non-Qualified Options"). (Unless otherwise indicated, references in the 1996 Plan to "options" include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 1996 Plan is 1,070,000 shares of the Common Stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 1996 Plan shall have been terminated) become available for subsequent option grants under the 1996 Plan. As provided in paragraph 13 hereof, the 1996 Plan shall become effective on July 18, 1996, and unless terminated sooner pursuant to paragraph 14, the 1995 Plan shall terminate on July 17, 2006, and no option shall be granted hereunder after that date.

         3. Administration

                  The 1996 Plan shall be administered by the Board of Directors of the Company, or, at the discretion a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist of not less than two members of the Board of Directors. Members of the Committee shall not be eligible to participate in the 1996 Plan while a member of the Committee. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

                  The Board of Directors or Committee shall have authority in its discretion, subject to and not inconsistent with the express provisions of the 1996 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 1996 Plan; to prescribe, amend and rescind rules and regulations relating to the 1996 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 1996 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1996 Plan. The Board or the Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board or the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or the Committee or such person may have under the 1996 Plan.

         4. Eligibility; Factors to be Considered in Granting Options

                  Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries and at the grant of any option are in the employ of the Company or its present and future Subsidiaries. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board or the Committee shall take into account the nature of the employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1996 Plan. An employee who has been granted an option or options under the 1996 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Subject to paragraph 12 hereof, the maximum numbers of shares subject to options which may be granted under the 1996 Plan to any employee of the Company shall be 500,000 shares per taxable year and 900,000 shares during the term of the 1996 Plan. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants and attorneys, who the Board or the Committee believes has contributed, or will contribute, to the success of the Company.

         5. Option Price

                  The purchase price of the Common Stock covered by each option shall be determined by the Board or the Committee and in the case of an Incentive Option, shall not be less than 100% of the Fair Market Value (as defined in paragraph 15 below) of a share of the Common Stock on the date on which the option is granted. In case of Non-Qualified Options the purchase price shall be not less than the par value of a share of Common Stock. Such prices shall be subject to adjustment as provided in paragraph 12 hereof. The Board or the Committee shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board or the Committee adopts a resolution granting an option shall be considered the date on which such option is granted.

         6. Term of Options

                  The term of each option shall be not more than ten years from the date of grant, as the Board or the Committee shall determine, subject to earlier termination as provided in paragraphs 10 and 11 below and subject to subparagraph 8 as to certain Incentive Options.

         7. Exercise of Options

                  Subject to the provisions of the 1996 Plan and unless otherwise provided in the option agreement, options granted under the 1996 Plan shall become exercisable as determined by the Board or the Committee. In its discretion, the Board or the Committee may, in any case or cases, prescribe that options granted under the 1996 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant. The Board or the Committee may, in its sole discretion, also provide that an option granted pursuant to the 1996 Plan shall immediately become exercisable in full upon the happening of any of the following events: (i) the first purchase of shares of Common Stock pursuant to a tender offer or exchange offer (other than an offer by the Company) for all, or any part of, the Common Stock, (ii) the approval by the stockholders of the Company of an agreement for a merger in which the Company will not survive as an independent, publicly owned corporation, a consolidation, or a sale, exchange or other disposition of all or substantially all of the Company's assets, (iii) with respect to an employee, on his or her 65th birthday, or (iv) with respect to an employee, on the employee's involuntary termination from employment. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board or the Committee that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 1996 Plan.

                  Any option at any time granted under the 1996 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under paragraph 11 hereof) may, at any time at which the Fair Market Value (as defined in paragraph 15 below) is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the Fair Market Value of the Company's Common Stock (within the meaning of Section 422 of the Code and the regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, at the election of the Board or the Committee either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Board or the Committee.

                  Any option at any time granted under the 1996 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

                  An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in paragraph 6 hereof, by the delivery to the Company, at its principal place of business of
(i) written notice of exercise in the form specified by the Board or the Committee specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the number of shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this subparagraph, but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

                  The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board or the Committee may impose, the Board or the Committee, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder, valued at the Fair Market Value thereof (as defined in paragraph 15 below) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

                  Except as provided in paragraphs 10 and 11 below, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary.

         8. Incentive Options

                  With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of paragraph 15 at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporation's, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

                  No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value and the option expires within five years from the date of grant.

                  In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 1996 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments

         9. Non-Transferability of Incentive Options

                  Incentive Options granted under the 1996 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and Incentive Options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an Incentive Option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

         10. Termination of Employment

                  In the event that the employment of an employee to whom an option has been granted under the 1996 Plan shall be terminated (except as set forth in paragraph 11 below), such option may be, subject to the provisions of the 1996 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within thirty (30) days after such termination, but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, insubordination, failure to perform, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company and the optionee. Options granted to employees under the 1996 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 1996 Plan may contain such provisions as the Board or the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Nothing in the 1996 Plan or in any option granted pursuant to the 1996 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its Subsidiaries or parent or affiliated companies or interfere in any way with the right of the Company or any such Subsidiary or parent or affiliated companies to terminate such employment at any time.

         11. Death of Employee

                  If an employee to whom an option has been granted under the 1996 Plan shall die while employed by the Company or a Subsidiary or within thirty (30) days after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates.

         12. Adjustments Upon Changes in Capitalization, Etc.

                  Notwithstanding any other provision of the 1996 Plan, the Board or the Committee may, at any time, make or provide for such adjustments to the 1996 Plan, to the number and class of shares issuable thereunder, in the aggregate or to any executive officer, or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board or the Committee may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board or the Committee shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

         13. Effective Date

                  The 1996 Plan shall become effective on July 18, 1996, the date of adoption of the Board of Directors, provided it is approved by the stockholders of the Company on or prior to July 17, 1997.


         14. Termination and Amendment

                  The Board of Directors of the Company may suspend, terminate, modify or amend the 1996 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 1996 Plan or to any executive officer, materially increase the benefits accruing to participants under the 1996 Plan, or materially modify the requirements as to eligibility for participation in the 1996 Plan, shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by paragraph 12 hereof does not require such approval. No suspension, termination, modification or amendment of the 1996 Plan may, without the consent of the employee to whom an option shall theretofore have been granted, adversely affect the rights of such employee under such option.

         15. Miscellaneous

                  As said term is used in the 1996 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") the closing sales price of the Common Stock on such day as reported by such exchange or NASDAQ, or on a consolidated tape reflecting transactions on such exchange or system, or (b) if the principal market for the Common Stock is not a national securities exchange or NASDAQ the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by NASDAQ or the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board or the Committee whose determination shall be conclusive as to the Fair Market Value of the Common Stock.

                  The Board or the Committee may require, as a condition to the exercise of any options granted under the 1996 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 1996 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board or the Committee shall determine to be in the best interests of the Company.

                  During the term of the 1996 Plan, the Board or the Committee, in its discretion, may offer one or more optionholders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board or the Committee may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or lower exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 1996 Plan the same as any other option.

                  Anything herein to the contrary notwithstanding, the Board or the Committee may, in their sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 1996 Plan; however, any and all such conditions shall be specified in the option agreement limiting and defining such option.

                             INTEGRATED BRANDS INC.


     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 12, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Richard E. Smith and Gerard M. Tucci, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Integrated Brands Inc. on Thursday, September 12, 1996, at 10:00 a.m. (local time) at the offices of Tenzer Greenblatt LLP, 405 Lexington Avenue, New York, New York 10174, 14th Floor, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.    ELECTION OF DIRECTORS:
      [ ] FOR all nominees listed below        [ ]  WITHHOLD AUTHORITY
          (except as marked to the contrary         to vote for all
          below).                                   nominees listed below.

                 Richard E. Smith, Gerard M. Tucci, Karl Eller,
                       Benjamin Raphan and David M. Smith

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)


_______________________________________________________________________________
                  (Continued and to be signed on reverse side)

2.         FOR                        AGAINST                           ABSTAIN
           [ ]                          [ ]                               [ ]

      THE PROPOSAL TO ADOPT THE COMPANY'S 1996 STOCK OPTION PLAN


      3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
      THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES LISTED ABOVE.


      DATED: __________________, 1996       Please sign exactly as name appears
                                            hereon. When shares are held by
                                            joint tenants, both should sign.
                                            When signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by President or other
                                            authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

                                            ____________________________________
                                                          Signature


                                            ____________________________________
                                                  Signature if held jointly


Please mark, sign, date and return this proxy card promptly using the enclosed envelope.